Sesen Bio Submits Marketing Authorization Application to the European Medicines Agency for Vicineum™ Follows U.S. FDA acceptance of the Biologics License Application under Priority Review Potential approval in Europe anticipated in early 2022 Significant commercial opportunity in Europe with projected peak revenue of $450M-$1.1B CAMBRIDGE, Mass., March 8, 2021 – Sesen Bio (Nasdaq: SESN), a late-stage clinical company developing targeted fusion protein therapeutics for the treatment of patients with cancer, announced that on Friday, March 5, 2021 the Company submitted its Marketing Authorization Application (MAA) to the European Medicines Agency (EMA) for Vicineum1 for the treatment of high-risk, BCG-unresponsive non-muscle invasive bladder cancer (NMIBC) under the EMA’s centralized procedure. The MAA is supported by the pivotal Phase 3 VISTA trial data, which the Company believes demonstrates a strong risk-benefit profile. In addition, the Company believes the chemistry, manufacturing and controls (CMC) data confirms the analytical comparability between clinical and commercial supply. “Europe represents one of the largest regions in terms of unmet need for patients with NMIBC,” said Dr. Thomas Cannell, president and chief executive officer of Sesen Bio. “The submission of the MAA in Europe marks an important milestone as we continue toward the goal of making this potential best-in-class treatment available to patients globally. I would like to thank the Sesen Bio team and our regulatory partners for their execution excellence and tireless dedication to help save and improve the lives of the patients we serve. We will continue working collaboratively with the EMA to move Vicineum through the regulatory process as expeditiously as possible.” In Europe, bladder cancer is the fifth most commonly diagnosed cancer with about 124,000 new cases per year, and it ranks ninth in cause of death with approximately 40,000 deaths per year. Approximately 80% of these patients are diagnosed with NMIBC, of which many will initially be treated with BCG and at least 50% of patients will experience disease recurrence. If BCG is not effective or a patient can no longer receive BCG, the recommended treatment option is radical cystectomy, the complete removal of the bladder. If approved in Europe, Vicineum would be the first product approved for patients with high-risk, BCG-unresponsive NMIBC in over 20 years. 1The proprietary brand name, Vicineum is a corporate trademark which has been conditionally approved by the FDA. Final approval of the Vicineum brand name is conditional on FDA approval of the Company’s product candidate, oportuzumab monatox. Sesen Bio is currently going through the tradename approval process with the EMA for oportuzumab monatox.

About Vicineum™ Vicineum, a locally administered fusion protein, is Sesen Bio’s lead product candidate being developed for the treatment of high-risk, BCG-unresponsive non-muscle invasive bladder cancer (NMIBC). Vicineum is comprised of a recombinant fusion protein that targets epithelial cell adhesion molecule (EpCAM) antigens on the surface of tumor cells to deliver a potent protein payload, Pseudomonas Exotoxin A. Vicineum is constructed with a stable, genetically engineered peptide tether to ensure the payload remains attached until it is internalized by the cancer cell, which is believed to decrease the risk of toxicity to healthy tissues, thereby improving its safety. In prior clinical trials conducted by Sesen Bio, EpCAM has been shown to be overexpressed in NMIBC cells with minimal to no EpCAM expression observed on normal bladder cells. Sesen Bio is currently in the follow-up stage of a Phase 3 registration trial in the US for the treatment of high-risk, BCG-unresponsive NMIBC in patients who have previously received a minimum of two courses of bacillus Calmette-Guérin (BCG) and whose disease is now BCG-unresponsive. In February 2021, the FDA accepted for filing the Company’s BLA for Vicineum for the treatment of high-risk, BCG-unresponsive NMIBC and granted the application Priority Review with a Prescription Drug User Fee Act (PDUFA) date of August 18, 2021. Additionally, Sesen Bio believes that cancer cell-killing properties of Vicineum promote an anti- tumor immune response that may potentially combine well with immuno-oncology drugs, such as checkpoint inhibitors. The activity of Vicineum in high-risk, BCG-unresponsive NMIBC is also being explored at the US National Cancer Institute in combination with AstraZeneca’s immune checkpoint inhibitor durvalumab. About Non-Muscle Invasive Bladder Cancer There are approximately 440,000 new cases of bladder cancer each year globally, and approximately 80 percent of patients have non-muscle invasive bladder cancer (NMIBC). In NMIBC, cancer cells are in the lining of the bladder or have grown into the lumen of the bladder but have not spread into muscle or other tissue. NMIBC primarily affects men and is associated with carcinogen exposure. Initial treatment includes surgical resection; however, there is a high rate of recurrence and many patients diagnosed with NMIBC will receive bacillus Calmette- Guérin (BCG) immunotherapy. While BCG is effective in many patients, challenges with tolerability have been observed and many patients will experience recurrence of disease. Additionally, there is an ongoing chronic, global shortage of BCG, which puts a tremendous pressure on doctors, patients and the FDA. If BCG is not effective or a patient can longer receive BCG, the recommended option for treatment is radical cystectomy, the complete removal of the bladder. About Sesen Bio Sesen Bio, Inc. is a late-stage clinical company advancing targeted fusion protein therapeutics for the treatment of patients with cancer. The Company’s lead program, Vicineum™, also known as VB4-845, is currently in the follow-up stage of a Phase 3 registration trial for the treatment of high-risk, BCG-unresponsive non-muscle invasive bladder cancer (NMIBC). In February 2021, the FDA accepted for filing the Company’s BLA for Vicineum for the treatment of high-risk, BCG-unresponsive NMIBC and granted the application Priority Review with a Prescription Drug User Fee Act (PDUFA) date of August 18, 2021. Sesen Bio retains worldwide rights to Vicineum with the exception of Greater China and the Middle East and North Africa (MENA)

region, for which the Company has partnered with Qilu Pharmaceutical and Hikma Pharmaceuticals, respectively, for commercialization. Vicineum is a locally administered targeted fusion protein composed of an anti-EpCAM antibody fragment tethered to a truncated form of Pseudomonas Exotoxin A for the treatment of high-risk BCG-unresponsive NMIBC. For more information, please visit the company’s website at www.sesenbio.com. COVID-19 Pandemic Potential Impact Sesen Bio continues to monitor the rapidly evolving environment regarding the potential impact of the COVID-19 pandemic on our Company. The Company has not yet experienced any disruptions to our operations as a result of COVID-19, however, we are not able to quantify or predict with certainty the overall scope of potential impacts to our business, including, but not limited to, our ability to raise capital and, if approved, commercialize Vicineum. Sesen Bio remains committed to the health and safety of patients, caregivers and employees. Cautionary Note on Forward-Looking Statements Any statements in this press release about future expectations, plans and prospects for the Company, the Company’s strategy, future operations, and other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward- looking statements as a result of various important factors, including: the timing for the FDA’s decision on the Company’s BLA for Vicineum for the treatment of high-risk, BCG unresponsive NMIBC based on the FDA granting the BLA Priority Review, the PDUFA date of August 18, the Company’s ability to make Vicineum available to patients globally, the timing of approval of the Company’s MAA with the EMA if at all, the Company’s beliefs regarding the risk-benefit profile of Vicineum and analytical comparability between the clinical and commercial supply of Vicineum, the timing of the final approval of the Vicineum brand name by the FDA if at all, the timing of approval of the tradename oportuzumab monatox with the EMA if at all, the impact of COVID-19 on the Company, including its ability to raise capital, and, if approved, its ability to commercialize Vicineum for the treatment of high-risk, BCG unresponsive NMIBC, and other factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other reports filed with the Securities and Exchange Commission. In addition, the forward-looking statements included in this press release represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Contact: Erin Clark, Vice President, Corporate Strategy & Investor Relations ir@sesenbio.com